UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

LEATT CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54693	20-2819367
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12 Kiepersol Drive, Atlas Gardens, Contermanskloof Road
 Durbanville, Western Cape, South Africa 7550
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: +27-21-557-7257

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.07. Submission of Matters to a Vote of Security Holders.

Leatt Corporation (the "Company") held its 2022 Annual Stockholders' Meeting on Thursday, May 25, 2023.  Proxies for the Annual Meeting were solicited pursuant to the Company's proxy statement filed on April 11, 2023, with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934 (the "Proxy Statement").

The Company's Stockholders considered three proposals, each of which is described in the Proxy Statement. A total of 12,354,191 shares (including preferred shares) were represented in person or by proxy, or 68.74% of the total capital stock outstanding. The final results of votes with respect to the proposals submitted for shareholder vote at the Annual Meeting are set forth below.

Proposal 1 - Election of Directors

Stockholders elected Dr. Christopher J. Leatt, Mr. Sean Macdonald and Mr. Jeffrey J. Guzy to serve as Directors as follows:

Director	For	Withhold
Christopher J. Leatt	12,304,190	50,001
Sean Macdonald	12,304,190	50,001
Jeffrey J. Guzy	12,304,190	50,001

Proposal 2 - Ratification of the Appointment of the Company's Independent Registered Public Accounting Firm

Stockholders approved ratification of the appointment of Fitzgerald & Co, CPAs, P.C. as the Company's independent auditors for the years ending December 31, 2022 and 2023.

For	Against	Abstain
12,226,453	-	127,738

Proposal 3 - Approval of the compensation of the Company's named executive officers.

Stockholders approved the compensation of the Company's named executive officers as disclosed on the Proxy Statement filed on April 11, 2023.

For	Against	Abstain
12,225,575	127,736	880

Proposal 4 - Approval of the amendment of the Company's Equity Incentive Plan.

Stockholders approved the amendment of the Company's Amended and Restated 2011 Equity Incentive Plan to increase the amount of common shares authorized under the plan to 1,520,000 shares as disclosed in this Proxy Statement filed on April 11, 2023.

For	Against	Abstain
12,174,163	179,198	830

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2023	LEATT CORPORATION

By: /s/ Sean Macdonald
Sean Macdonald
Chief Executive Officer